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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2000

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                                38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                 48083
(ADDRESS OF PRINCIPAL                                 (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.           OTHER EVENTS

                  As disclosed in the attached press release, on October 23, 2000, Lason, Inc. announced that it sold a portion of the assets of its litigation support and copy center group to Pitney Bowes Management Services, Inc.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

         99.1     October 23, 2000 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2000            LASON, INC.
                                   (REGISTRANT)


                                   By:   /s/ John R. Messinger
                                        ----------------------------------------
                                        John R. Messinger, Acting Chief
                                        Executive Officer, President and
                                        Chief Operating Officer





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                                  EXHIBIT INDEX

Exhibit:                               Description:


99.1                                   October 23, 2000 Press Release